
Long Island
ICED TEA
LEMON
Long Island
Lemonade
TRADITIONAL
& a splash of tea
ALO
juice
Raspberry

LONG ISLAND ICED TEA CORP.

THE MICROCAP CONFERENCE

OCTOBER 5, 2017

Nasdaq

TICKER: LTEA

DISCLAIMER

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: POSSIBLE ACCOUNTING ADJUSTMENTS MADE IN THE PROCESS OF FINALIZING REPORTED FINANCIAL RESULTS; LIIT'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT'S COMPETITION.

LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

LONG ISLAND ICED TEA CORP. - OUR MISSION

Build a global portfolio of premium, 'better-for-you' brands marketed at an affordable price

THE ORIGINAL LONG ISLAND ICED TEA® (FLAGSHIP)


Long Island
ICED TEA.
LEMON

- Iconic name
- Globally recognized name
- Unique top of mind awareness
- Premium liquid meeting shifting consumer demands

THE ORIGINAL LONG ISLAND BRAND™ LEMONADE


Long Island
Lemonade
TRADITIONAL
& a splash of tea

- With a hint of tea
- Leverage the LIIT brand name
- Disrupting lemonade category with premium liquid attributes

ALO JUICE®


ALO
Original

- Broadens LTEA product offerings in the 'better-for-you' segment
- Recognized health benefits of Aloe Vera
- Functional beverage contains vitamins, minerals, amino acids and enzymes

‘BETTER-FOR-YOU’ PRODUCT ATTRIBUTES

Our teas are non-GMO, made with raw cane sugar and contain no artificial flavors or preservatives



Raw Cane Sugar	✓	✓	✓
Non-GMO	✓	✓	●
Gluten-Free	✓	✓	●
Purified Water	✓	✓	✓
No Artificial Flavors or Preservatives	✓	✓	✓
Diets: No Aspartame	✓	✓	N/A
Real Brewed / Hot Filled	✓	✓	N/A


100% PURE CANE SUGAR
NON GMO
NO ADDITIVES + FILTERED WATER

CONSUMERS SHIFTING TO 'BETTER-FOR-YOU'

Consumers are moving into tea ('better-for-you'), from carbonated beverages

NARTD TEA - highest growth category in US Grocery (2016 Nielsen)[1]:

- +19.5% $ value
- +14.5% volume

'Health and Wellness' has the following growth (2011-2015 Nielsen)[2]:

- +45.4% Corn-Free (no high-fructose corn syrup)
- +16.2% Gluten-Free
- +16.1% Non-GMO
- +11.6% Natural Ingredients
- +10.0% No Artificial Color / Flavor


pepsi
Coca-Cola
Dr Pepper

"Coke's Namesake Sodas See Declines in Key Markets"

– April 2016[3]

"PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales"

– April 2016[4]

1) *Nielsen Answers, Total U.S. All Outlets Combined for 12-months-ending October 1, 2016, Total Tracked Sales All Outlets includes: grocery, drug, mass merchandisers, convenience, select dollar stores, select warehouse clubs, and military commissaries(DeCA)*
2) *Nielsen, "Nielsen Wellness Claims" December 2015*
3) *Associated Press, "Coke's Namesake Sodas See Declines in Key Markets" April 20, 2016*
4) *Seattle Times, "PepsiCo CEO: We're Reducing Our Reliance on Colas for Sales" April 18, 2016*

LEADERSHIP WITH PROVEN BEVERAGE INDUSTRY EXPERTISE



Julian Davidson, CA (Executive Chairman)
- 25+ years beverage experience, primarily in Australia and New Zealand
- CEO of Independent Liquor NZ (7 years) - sold to Asahi in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from single focus RTD business to multi-beverage business (RTD's/Beer/Spirits)
- Spent 15 years at Lion Nathan, an Australasian brewery



Philip Thomas (CEO & Director)
- 20+ years of beverage experience
- Revitalized 45-year-old family owned food and beverage distribution business by creating strategic partnerships with Coca-Cola and Vitamin Water
- Founded Capital Link in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs



Rob Stefanizzi (VP, New York Region)
- Joined LTEA in September 2017
- 20+ years of experience managing and building leading beverage brands in the Northeast
- Most recently Director of Sales for Venturing and Emerging Brands at Coca Cola
- Held additional leadership positions at Honest Tea, Big Geyser, Apple & Eve and Hansen Beverage

Edward Hanson (Board of Directors)
- Has served as a principal of Global Partners Fund, a private equity fund investing in asset-backed businesses, since 2009
- Former director of Babcock & Brown (UK) Ltd., a principal investment firm

Richard Roberts (Board of Directors)
- Co-founded a regulatory consulting firm, Roberts, Raheb & Gradler
- Previously a partner with the law firm Thelen Reid & Priest LLP
- Former Commissioner of the Securities and Exchange Commission

Paul Vassilakos (Board of Directors)
- Founded and currently operates Petrina Advisors, a privately held advisory firm providing investment banking services
- Prior experience includes investment banking at Citigroup

Tom Cardella (Board of Directors & Board Strategy Committee)
- Former President and CEO of Tenth and Blake Beer Company, a division of MillerCoors focused on craft and import beers
- Former Chairman of the Jacob Leinenkugel Brewing Company

John Carson (Board Strategy Committee)
- Former President of Cadbury Schweppes North America
- Former President, CEO and Chairman of Marbo and Triarc Beverages
- Led acquisition of Snapple Beverages as Chairman of Triarc (RC Cola)

Dan Holland (Board Strategy Committee)
- Involved in beverage consumer packaged goods for nearly 40 years- distribution, manufacturing, successful entrepreneurial brands
- Served as President of Mission Beverage for 15 years

Andres Siefken (Board Strategy Committee)
- EVP Marketing and Communications, North America at Mastercard
- Former CMO and GM of Daymon Worldwide
- Former Head of Marketing, Latin Brands at Anheuser-Busch InBev

Bump Williams (Board Strategy Committee)
- President and CEO of The BWC Company, a beverage consulting company
- Former President of Global Consulting at Information Resources, Inc. (IRI)
- Former Head of Analytics and National Accounts at A.C. Nielsen Company

LONG ISLAND ICED TEA - A GLOBALLY RECOGNIZED NAME

LONG ISLAND ICED TEA is known throughout the world
To build that awareness from scratch could cost hundreds of millions of dollars



4th most popular cocktail beverage in the US[1]


THE ORIGINAL
Long Island
ICED TEA
GREEN TEA & HONEY

Now available as a NARTD



Legend has it, the Long Island Iced Tea cocktail was invented in 1972 by Robert (Rosebud) Butt in a competition at the Oak Beach Inn in Long Island

1) *Nielsen CGA, On-Premise Consumer Survey, 2016*

LONG ISLAND ICED TEA – OUR BRAND OWNERSHIP

BRAND



THE ORIGINAL
Long Island
ICED TEA.
Simply refreshing
GREEN TEA & HONEY

WE OWN THE TRADEMARK ®



United States of America
United States Patent and Trademark Office
LONG ISLAND ICED TEA
Reg. No. 4,943,056
Registered Apr. 19, 2016
Int. Cl.: 30
TRADEMARK
SUPPLEMENTAL REGISTER
Director of the United States Patent and Trademark Office

US Patent and Trademark Office:

"For: Beverages made of Tea, Beverages with a Tea Base, Fruit Teas, Tea-Based Beverages, Tea-Based Beverages with Fruit Flavoring, in Class 30"

BRAND HISTORY

JUL 2011 - DEC 2013

Proof of concept
Trademark security & development

2014

First employee
Brand & packaging re-launch
First marketing investment

2015

ShopRite entry
Gallons launched
ESPN program

2016

Trademark registered
Regional chain entry

2017

New 18oz bottle design
Exclusive iced tea of New Coliseum
Big Geyser partnership (NY Metro)
(Biggest distributor signing in company history)
Exclusive iced tea of Barclays Center

NARTD TEA - 4TH LARGEST DRINK CATEGORY GLOBALLY

NORTHEAST US[1]: $1BN, 4.8% CAGR → **UNITED STATES[2]**: $7.1BN, 5.3% CAGR → **WORLDWIDE[3]**: $55BN, 6.6% CAGR

"LONG ISLAND ICED TEA" IS RECOGNIZED GLOBALLY

Top 5 Global Beverage Markets[3]

Rank	Category	Industry Value (bn)	5-Year CAGR
1	Carbonated	$227	4.9%
2	Water	$90	5.1%
3	Dairy	$58	9.4%
4	RTD Tea	$55	6.6%
5	Juice Drinks	$50	5.4%

Other International NARTD Tea Markets[4]

Category	Industry Value (bn)	5-Year CAGR
China	$15.7	3.3%
Japan	$13.3	1.8%
Indonesia	$1.4	5.4%
Vietnam	$1.1	5.6%
Australia/NZ	$0.1	8.1%

1) *IRI, "Multi Outlet + Convenience Data" as of March 2016; Historical CAGR from 2013 to 2016*
2) *Euromonitor International, "RTD Tea in the US", February 2017; CAGR forecast from 2016 to 2021*
3) *Euromonitor International, "Versatility of RTD Tea Generates Bright Spot in Global Soft Drinks,"2014; Management estimates; CAGR forecast from 2014 to 2020*
4) *Euromonitor International, 2016*

US NARTD TEA - $7.1BN MARKET

NARTD Tea annual growth of $375mn (5.3% 5-year CAGR forecast)[1]
Carbonated soft drinks are declining $724mn per year (-1.0% 5-year CAGR forecast)[3]


5.3% CAGR[1]
$7bn[1]
NARTD Tea
$161bn[3]
Non-Alcohol Beverages
$25bn[2]
Juice / Dairy / Water / Functional
$73bn[3]
Carbonated Soft Drinks
(1.0%) CAGR[3]
Super / Ultra Premium
Premium - Mass Market
Artificial / Low-End
Long Island Iced Tea
LEMON

NARTD TEA - highest growth category in US grocery:
+19.5% by sales, +14.5% volume (Nielsen 2016)[4]

Note: "NARTD" defined as Non-Alcohol Ready-to-Drink

1) *Euromonitor International, "RTD Tea in the US", February 2017*
2) *Euromonitor International, "Fortified/Functional Beverages in the US", April 2016*
3) *Euromonitor International, "Carbonates in the US", February 2017*
4) *Nielsen Answers, Total U.S. All Outlets Combined for 12-months-ending October 1, 2016, Total Tracked Sales All Outlets includes: grocery, drug, mass merchandisers, convenience, select dollar stores, select warehouse clubs, and military commissaries(DeCA)*
5) *Nielsen, "Nielsen Wellness Claims" December 2015*

ICED TEA BRAND POSITIONING & COMMUNICATION


REAL BREWED TEA
Long Island
NON GMO
THE ORIGINAL
Long Island
ICED TEA.
LEMON

BEVERAGE

Proudly American Made, created with 100% Raw Cane Sugar & non-GMO certification. A premium quality iced tea offered at an affordable price.

CONSUMER

Desired need for a thirst quenching refreshment that doesn't create an internal sense of guilt. Instead, celebrates health, relaxation, socialization and summer.

BRAND

Awareness ubiquity created through the geographical region and the famous alcoholic cocktail association. When the term "Long Island" is raised, familiarity & retention is achieved.

MARKETING

Engaging marketing programs to build our brand and consumer base.


100% PURE CANE SUGAR
NON GMO
NO ADDITIVES + FILTERED WATER
Long Island
ICED TEA
LEMON

ICED TEA PREMIUM & AFFORDABLE POSITIONING

LONG ISLAND ICED TEA®'S positioning:

- White space exists in the category for an affordable healthier alternative
- Priced below comparable premium brands
- LTEA pricing accelerates distribution gains and offsets infrastructure disadvantages



Price
$2.99
Gallon
$0.99
23oz
$3.69
Gallon
$1.29
16oz
$1.49
18.5oz
$1.57
18.5oz
$1.59
16oz
$1.49
16oz
$1.69
16oz
$2.99
Gallon
$1.00-$1.25
18oz
Quality - Premium Ingredients/Cold vs. Hot Fill Bottling

Note: All prices as of 03/09/2017 in Stop & Shop Supermarkets, or www.Peapod.com

COMPANY DIRECTION

1



Portfolio Transformation

2

BIG GEYSER INC.

Distribution Transformation

3


BARCLAYS CENTER

Brand Leverage & Activation

4



Market Execution

5



International Expansion

PORTFOLIO TRANSFORMATION

Spring 2017 transformational brand changes


THE ORIGINAL
Long Island
ICED TEA
Simply refreshing
LEMON

Relaunch of flagship brand into contemporary 18oz bottle


THE ORIGINAL
Long Island
Lemonade
TRADITIONAL
& a splash of tea

Entry into lemonade category


ALO
juice
Original

Entry into growing Aloe category

CONTEMPORARY 18OZ BOTTLE - SPRING 2017

A slimline bottle, together with a bold and cleanly designed label, aligns with our core brand image and emphasizes the premium ingredients and 'better-for-you' positioning


LEMON
MANGO
PEACH
RASPBERRY
GUAVA
GREEN TEA & HONEY
HALF & HALF
SWEET TEA
UNSWEETENED
Diet LEMON
Diet PEACH

- **Launched April 2017**, this sleeker and slimmer 18oz design is easier to carry and consume
  - Improved brand messaging
  - AOM attractive packaging
  - Immediate LTEA margin improvement
- Emphasis on natural fruit flavoring and health benefits of non-GMO and 100% raw cane sugar
  - All unique attributes within the RTD tea market
- Clean design label accentuates authentic and fresh spirit of Long Island Iced Tea® products
- Customized bottle cap printed with a refined Long Island Iced Tea® brand logo
  - Informative 'better-for-you' cues, such as "no additives", "non-GMO" and "low calories" for diet flavors


REAL BREWED TEA
Long Island
NON GMO

Note: "AOM" defined as All-Other-Markets

LEMONADE - SPRING 2017

Premium, non-GMO lemonade with a ‘splash of tea’ differentiated from other lemonades



TRADITIONAL
PINK LEMONADE
PEACH
CHERRY
KIWI STRAWBERRY
STRAWBERRY
LIME
WATERMELON
WILDBERRIES

- Same ‘better-for-you’ attributes as flagship tea brand
  - 100% raw cane sugar
  - Non-GMO ingredients
- Nine real-fruit flavors (offered in single 18oz bottles and 12-packs):
  - Traditional, Pink Lemonade, Peach, Cherry, Kiwi Strawberry, Strawberry, Lime, Watermelon & Wildberries
- Lemonade was 8.2% of $12.0bn US juice market in 2016[1]

1) *IBISWorld Industry Report 31211c, “Juice Production in the US”, January 2017*

ALOE JUICE - WINTER 2017

The recognized health benefits of Aloe Vera



- US market for aloe products has grown 11% in 2016 to $146mn[1] and is projected to continue to experience high growth
- All stock proposed acquisition of ALO Juice® brand and trademark rights
- Broadens LTEA product offerings in the 'better-for-you' segment
- In 2016, Company sold over $1mn of ALO Juice® (Feb–Dec)
- Appointed Julio Ponce VP of Southeast and Latin American Sales through 2017 with all stock earn-out

1) *Includes drinks and vitamins. According to Chicago-based market researcher SPINS LLC*

DISTRIBUTION TRANSFORMATION

Big Geyser to distribute flagship tea and lemonade brands
Transformative partnership can increase New York Metro footprint by ten times
Partnership is being met with significantly increased levels of LTEA investment

Big Geyser – Over 25,000 doors throughout the 5 NYC boroughs, Westchester, Putnam, Nassau and Suffolk counties

Nearly $1mn being invested in personnel/capability to support rollout, in addition to significant incremental brand investment contractually committed

BIG GEYSER INC.

- Most significant distribution agreement in Company history
- Moves away from independent owner/operator system
- Exclusive distributor of LTEA 18oz product (tea & lemonade)
  - Effective date April 24th
- Entry into the local 'convenience' and 'AOM' markets
- Increases scale, which lowers costs and improves margins


MONSTER
hint
Honest
argo tea
BODYARMOR
ZICO
V8
Nesquik

Note: "AOM" defined as All-Other-Markets

SIGNIFICANT DISTRIBUTION GAINS

2017 performance enhanced by our 2016/2017 gains

	Domestic US	Canada	Latin America
Accounts	ACME, Krasdale, ingles, Kinney Drugs, Stew Leonard's, IGA W. Lee Flowers and Company, Fairway	Loblaws, Sobeys	SuperMax, Sam's Club, Econo
Distributors	Big Geyser Inc., C&S Wholesale Grocers, Lipari, General Trading, Milestone Beverage, Empire Distributors, Inc., Garden Foods, Southeast Beverage Company, Bozzuto's Inc.	Les Aliments Unique Foods	Tres Monjitas, Gaia foods, WinelCo Trading, Dinusa S.A., Great America Beverage Co.
Brokers	JOH, SellEthics Marketing Group Inc.		

BRAND LEVERAGE & ACTIVATION

Long Island Iced Tea® has become the official iced tea of the Nassau Coliseum in Long Island and the Barclays Center in Brooklyn
These venues represent two of the most iconic sports and entertainment venues in New York
Long Island Iced Tea is advertised inside and outside the venue (and during all events) and is sold at the venue during all events






BARCLAYS CENTER





BRAND LEVERAGE & ACTIVATION

LTEA has been in the local community, physically and digitally - this is the 14th August recap



WEEK OF AUG 14, 2017
WHILE YOU WERE AT HOME LIIT WAS HAPPENING
WELCOME TO THE LIIT LIFESTYLE DEMO DIGITAL RECAP. HERE YOU WILL SEE WHAT WE ARE DOING ON THE GRASSROOTS LEVEL TO PROMOTE AND STRENGTHEN OUR BRAND POSITION



1.
ADIDAS SUMMER PRO LEAGUE CHAMPIONSHIP GAME
LOWER EAST SIDE , NYC
MOTHER NATURE'S TOP SHELF
SERVED OVER 6 CASES OF GALLONS TO THE 300 PEOPLE IN ATTENDANCE AS WELL AS HANDING OUT A TOTAL OF 350 KEYCHAINS AND SILICONE WALLETS



2.
BX SPORTS 20TH ANNIVERSARY
BRONX NYC
LIIT TEAMED UP WITH THE NORTH FACE , NEW BALANCE AND PUMA TO CELEBRATE THE 20 YEAR ANNIVERSARY OF BX SPORTS THIS WAS AN ALL AGES EVENT WITH TONS OF GIVEAWAYS, FOOD AND MUSIC. MUSIC WAS PROVIDED BY @HOT97 OWN @DJKASTONE, @DJJUANYTO AND @DJTRIPLETHREAT.
YOU'RE INVITED!
HOT 97
20TH ANNIVERSARY PARTY
Sunday, August 20th, 2017
AN ALL AGES FREE EVENT!
LIIT WAS THE STAR OF THE SHOW AS WE WERE THE FEATURED BEVERAGE PASSING OUT OVER 15 CASES TO THE HEAVY FOOT TRAFFIC THAT CAME OUT TO CELEBRATE WITH BX SPORTS . WE ALSO PASSED OUT OVER 500 BRANDED WALLETS AND KEYCHAINS



3.
PARK & POOL BLITZ
BRONX & WESTCHESTER
VAN CORTLAND PARK
6 CASES DISTRIBUTED
70 BRANDED KEYCHAINS AND SILICONE WALLETS HANDED OUT
FORT TYRON PARK
4 CASES DISTRIBUTED
70 BRANDED KEYCHAINS AND SILICONE WALLETS HANDED OUT
SCARSDALE VILLAGE POOL
NO DRINKS ALLOWED IN SERVICED LIFEGUARDS AND DISTRIBUTED OVER 50 BEACHBALLS

BRAND LEVERAGE & ACTIVATION

In a 16 week span , LTEA executed 175 demo events, at increasing frequency, managed internally; we touched ~13,000 people in those 16 weeks


from
Long Island ICED TEA
MOTHER NATURE'S TOP SHELF
Ideal
ICED TEA
3/$3.00
3/$3.00
ARIZONA
Crawl
Cure

June:
6 events
Est. cases = 6 *2.5 (est. cases) = 15
Est. samples: 75 per event * 6 = 450 people

July:
66 events
Est. cases: 66 * 2.5 est. cases = 165
Est. samples: 75 per event * 66 = 4.9K people

August:
103 events est.
Est. cases: 103 * 2.5 est. cases = 257 est.
Est. samples: 75 per event * 103 = 7.7K est.

Total – June, July, Aug:
175 events
Cases: 437
People: 13K

Date: Saturday, August 5, 2017
Store: Ideal Food Basket
Address: 500 Route 112 Port Jefferson Station, 11776
Schedule: 12pm-4pm
Sales: 55 bottles

MARKET EXECUTION - ROCKY POINT, LONG ISLAND


2/$3
Long Island
ICED TEA
LEMON
PEACH
GUAVA
RASPBERRY
MOTHER NATURE'S TOP SHELF

MARKET EXECUTION – FARMINGDALE, LONG ISLAND


core
ICE
LONG ISLAND
ICED TEA
$1.19
5/$5
Long Island ICED TEA
MOTHER NATURE'S TOP SHELF
simply refreshing
Honest tea

MARKET EXECUTION - RIVERHEAD, LONG ISLAND


Long Island
ICED TEA
4/$5
MOTHER NATURE'S TOP SHELF
MIKOKO

INTERNATIONAL - POTENTIAL FOR MORE GROWTH

Early progress in nearby markets
Enabling International Expansion from Domestic Manufacturing Footprint

STRATEGY

International Market

- US, China & Japan: $34bn of the $55bn global RTD tea market – Asia represents the bulk of the international strategy
- Recruitment of international consultant Jeff Busch – Dec 2016
- Globally networked Exec. Chairman & Advisory Board
- Exploring royalty based licensing opportunities

1ST STEPS

Canada

- First order with Unique Foods in Nov 2016
- Unique Foods founded 20 years ago and are the pioneers of bringing healthy "new age" products to Canada


AQUA HYDRATE
ICELANDIC
Little Miracles

Caribbean

- St. Martin, Dominican Republic, Puerto Rico & Bermuda

Latin America

- Currently distributing to Honduras, Colombia, Ecuador and Costa Rica
- ALO Juice® brand will help leverage sales of Long Island Iced Tea®

FINANCIAL PERFORMANCE

Long Island Iced Tea Corp. Quarterly & LTM Net Sales[1]



Quarterly Net Sales
LTM Net Sales
Quarterly Net Sales (000)
LTM Net Sales (000)
$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$394
$234
$265
$600
$414
$502
$508
$1,604
$1,301
$1,145
$1,113
$1,490
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017

	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015	Q1 2016	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017
YoY Growth	97%	37%	52%	58%	5%	114%	92%	167%	214%	128%	119%	(7)%
YoY LTM Growth	38%	41%	53%	61%	35%	51%	59%	103%	159%	156%	155%	67%

1) Excludes Costco sales of $562,000 for Q2-Q3 2014 and $118,000 for Q2-Q3 2015; includes $257,022 for Q2 2017 in connection to warrants issued for Big Geyser distribution agreement

Note: dollars in thousands; LTM stands for 'Last 12 months'

10Q GROSS MARGIN RECONCILIATION

- Over last 12 months decreased 'presence building' via gallons (low margins)
- Rolled out 18oz packaging in 2017, improving margins, and have begun realizing production scale efficiencies introduced into the business

Dollars in Thousands	Q3 2016	Q4 2016	Q1 2017	Q2 2017
REPORTED:				
Net Sales	$ 1,301	$ 1,145	$ 1,113	$ 1,233
COGS	(1,197)	(986)	(951)	(1,226)
Gross Profit	**104**	**159**	**162**	**7**
Gross Margin	*8.02%*	*13.89%*	*14.56%*	*0.57%*
ADJUSTED:				
Reported Net Sales	$ 1,301	$ 1,145	$ 1,113	$ 1,233
Big Geyser Warrants	-	-	-	257
Adjusted Net Sales	**1,301**	**1,145**	**1,113**	**1,490**
Reported COGS	$ (1,197)	$ (986)	$ (951)	$ (1,226)
2% Reserve Allowance	-	-	20	19
NRV Allowance Booked for Gallons	(88)	15	(7)	29
Adjusted COGS	**(1,285)**	**(971)**	**(939)**	**(1,178)**
Adjusted Gross Profit	**$ 16**	**$ 174**	**$ 174**	**$ 312**
Adjusted Gross Margin	***1.23%***	***15.23%***	***15.66%***	***20.92%***

Source: Company filings, internal LTEA financial data

GROSS MARGIN - ACHIEVING A POSITIVE TRAJECTORY


Gross Margin
Industry Benchmark Margins
1
2
3
4
5
6
Time

LONG ISLAND ICED TEA®'S Gross Margin:

1. Increase in gallon pricing and scale efficiencies lift margin (ongoing program)
2. Scale efficiencies lift margin on 20oz/18oz pack (ongoing program)
3. Change to 18oz pack, result in COGS savings and maintain pricing on transition
4. Launch lemonade at industry benchmark margins
5. Launch ALO Juice® at industry benchmark margins
6. Launch super-premium tea at above industry benchmark margins

HIGH GROWTH BEVERAGE COMPANIES HAVE PROVEN REVENUE MULTIPLE UPSIDE

Bai Brands Case Study[1]

- Sold to Dr. Pepper Snapple in November 2016 for $1.7bn cash, with stated 2017E revenue of $425mn
- Represents a 4.0x 2017E revenue multiple
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E, $120mn in 2015 and $300mn in 2016E

KeVita Case Study[4]

- Sold to PepsiCo in November 2016 for $250mn, with 2016E revenue of $60mn
- Represents a 4.2x 2016E revenue multiple
- "Latest global food and drink company pursuing bolt-on dealmaking in order to make it's product portfolio future proof"

Body Armor Case Study[2]

- $20mn equity investment from Dr. Pepper Snapple Group ("DPS") in August 2015 at $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015
- 5.7x 2014 revenue

Other Transactions

- Sunny Delight sale to Brynwood Partners
- American Beverage Corporation sale to Harvest Hill Beverage
- Muscle Milk sale to Hormel Foods
- ZICO sale to Coca-Cola
- Honest Tea sale to Coca-Cola
- Vitamin Water sale to Coca-Cola

Vita Coco Case Study[3]

- Reportedly seeking to be acquired for ~$1bn
- Sold 25% stake to Reignwood Group in July 2014 at $665mn valuation; 1.6x 2014 revenue
- Global retail sales rose 31% to $421mn in 2014

1) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*
2) *Wall Street Journal "Dr Pepper Buys Stake in Gatorade Rival BodyArmor" August 2015*
3) *Wall Street Journal "Coconut Water Maker Vita Coco Broadens Overseas Footprint" April 2015; Reuters "PepsiCo in Bid to Acquire Vita Coco Owner: Sources" May 2017*
4) *Wall Street Journal "Dr Pepper, Pepsi Snap Up Alternative Beverage Makers" November 2016*

LONG ISLAND ICED TEA CORP - OUR MISSION

Build a global portfolio of premium, 'better-for-you' brands marketed at an affordable price

THE ORIGINAL LONG ISLAND ICED TEA® (FLAGSHIP)


Long Island
ICED TEA
LEMON

- Iconic name
- Globally recognized name
- Unique top of mind awareness
- Premium liquid meeting shifting consumer demands

THE ORIGINAL LONG ISLAND BRAND™ LEMONADE


Long Island
Lemonade
TRADITIONAL

- With a hint of tea
- Leverage the LIIT brand name
- Disrupting lemonade category with premium liquid attributes

ALO JUICE®


ALO
Original

- Broadens LTEA product offerings in the 'better-for-you' segment
- Recognized health benefits of Aloe Vera
- Functional beverage contains vitamins, minerals, amino acids and enzymes